Exhibit 99.1

XCF Global Announces Agreement to Reduce Debt and Increase Equity Capitalization with New Rise Founder and Key Stakeholder

The Transaction is expected to strengthen XCF’s balance sheet, supports its financial flexibility and demonstrates key stakeholder’s confidence in XCF’s long-term strategy.

Houston, TX – May 12, 2026 — XCF Global, Inc. (“XCF”) (Nasdaq: SAFX), an emerging renewable fuels company focused on sustainable aviation fuel (“SAF”), today announced that XCF, its subsidiary New Rise Renewables Reno LLC and Encore DEC, LLC (“Encore DEC”) entered into a definitive agreement pursuant to which approximately $16.7 million of outstanding debt and property liens due to Encore DEC and Encore DEC construction related creditors will be satisfied through the issuance of 37.03 million shares of XCF Class A common stock, increasing the company’s equity capitalization. XCF believes the agreement represents an additional step toward improving its balance sheet and increasing its financial flexibility.

The transaction is intended to reduce indebtedness and eliminate property liens XCF’s incurred in connection with previous engineering and construction activity associated with the design, development and construction of the New Rise Renewables Reno Facility and support XCF’s broader capital structure objectives as it continues to focus on operational execution and disciplined long-term growth. The agreement follows other recent steps to improve XCF’s financial flexibility, including a forbearance arrangement with the landowner that provides additional time to advance broader capital structure and operational priorities.

Under the agreement, the outstanding payable balance is to be satisfied in full on the issuance of the shares of XCF Class A common stock to Encore based on conversion price based of $0.451 per share, which is the lower of the average closing price of XCF’s Class A common stock for the five trading days immediately preceding the effective date and the closing price the day before the effective date, as set forth in the agreement. With the issuance of the shares, the payable balance and property liens would be deemed paid, satisfied and discharged in full, and neither XCF nor New Rise Renewables Reno would owe any further amount with respect to that payable balance.

“This additional debt reduction and equity capital increase reflects continued progress towards our broader financial and operational priorities,” said Chris Cooper, Chief Executive Officer of XCF Global. “We believe this step enhances our ability to stay focused on execution and demonstrates the confidence of one of our key stakeholders, Randy Soule, New Rise’s founder, in our disciplined approach to continue building the XCF platform to help advance domestic energy resilience and transportation industry emissions reduction.”

The announcement comes as XCF continues to position itself as an emerging renewables company focused on scaling production of renewable diesel and sustainable aviation fuel to support transportation decarbonization. XCF’s flagship New Rise Renewables Reno facility has a permitted nameplate production capacity of more than 40 million gallons per year pf renewable fuels, and the company has described its strategy as combining operational execution with a modular, repeatable platform for future growth.

About XCF Global, Inc.

XCF Global, Inc. (“XCF”) is an emerging sustainable aviation fuel company dedicated to accelerating the aviation industry’s transition to net-zero emissions. Our flagship facility, New Rise Renewables Reno, has a permitted nameplate production capacity of 38 million gallons per year, positioning XCF as an early mover among large-scale SAF producers in North America. XCF is working to advance a pipeline of potential expansion opportunities in Nevada, North Carolina, and Florida, and to build partnerships across the energy and transportation sectors to scale SAF globally. XCF is listed on the Nasdaq Capital Market and trades under the ticker, SAFX.

To learn more, visit www.xcf.global

Contacts

XCF Global: Corporate Comms

media@xcf.global

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties, including statements regarding the potential of sustainable aviation fuel to reduce greenhouse gas emissions, the prospectus of XCF’s commercial operations and growth strategy and the expected to return to operations of XCF’s New Rise Renewables Reno facility in June 2026. All statements, other than statements of historical facts, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “aim,” “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target,” “objective,” “goal,” “designed,” or the negatives of these words or other similar terms or expressions that concern XCF’s expectations, strategy, priorities, plans, or intentions. Forward-looking statements are based upon current plans, estimates, expectations, and assumptions that are subject to risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially from those expressed or implied by such forward-looking statements.

We can give no assurance that such plans, estimates, or expectations will be achieved, and therefore, actual results may differ materially from any plans, estimates, or expectations in such forward-looking statements.

Forward-looking statements are based on current expectations, estimates, assumptions and projections and involve known and unknown risks and uncertainties that may cause actual results, developments or outcomes to differ materially from those expressed or implied by such statements. Important factors that could cause actual results, developments or outcomes to differ materially include, among others: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) unexpected increases in XCF Global’s expenses, including manufacturing and operating expenses and interest expenses, as a result of potential inflationary pressures, changes in interest rates and other factors; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any agreements with regard to XCF Global’s business combination agreement with DevvStream Corp. and Southern Energy Renewables Inc. (the “Business Combination”) and/or its offtake arrangements; (4) the outcome of any legal proceedings that may be instituted against the parties to the Business Combination or others; (5) XCF Global’s ability to regain compliance with Nasdaq’s continued listing standards and thereafter continue to meet Nasdaq’s continued listing standards; (6) XCF Global’s ability to integrate the operations of New Rise and implement its business plan on its anticipated timeline; (7) XCF Global’s ability to raise financing to fund its operations and business plan and the terms of any such financing; (8) the New Rise Reno production facility’s ability to produce the anticipated quantities of SAF without interruption or material changes to the SAF production process; (9) the New Rise Reno production facility’s ability to produce renewable diesel in commercial quantities without interruption during the ongoing SAF ramp-up process; (10) XCF Global’s ability to resolve current disputes between its New Rise subsidiary and its landlord with respect to the ground lease for the New Rise Reno facility; (11) XCF Global’s ability to resolve current disputes between its New Rise subsidiary and its primary lender with respect to loans outstanding that were used in the development of the New Rise Reno facility; (12) payment of fees, expenses and other costs related to the completion of the Business Combination and the New Rise acquisitions; (13) the risk of disruption to the current plans and operations of XCF Global as a result of the consummation of the Business Combination; (14) XCF Global’s ability to recognize the anticipated benefits of the Business Combination and the New Rise acquisitions, which may be affected by, among other things, competition, the ability of XCF Global to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (15) changes in applicable laws or regulations; (16) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (17) the possibility that XCF Global may be adversely affected by other economic, business, and/or competitive factors; (18) the availability of tax credits and other federal, state or local government support; (19) risks relating to XCF Global’s and New Rise’s key intellectual property rights, including the possible infringement of their intellectual property rights by third parties; (20) the risk that XCF Global’s reporting and compliance obligations as a publicly-traded company divert management resources from business operations; (21) LOIs and MOUs may not advance to definitive agreements or commercial deployment; (22) the effects of increased costs associated with operating as a public company; and (23) various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in XCF Global’s filings with the Securities and Exchange Commission (“SEC”), including its most recent Form 10-K, filed with the SEC on March 31, 2026, this Press Release and other filings XCF Global made or will make with the SEC in the future. If any of the risks actually occur, either alone or in combination with other events or circumstances, or XCF Global’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that XCF Global does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XCF Global’s expectations, plans or forecasts of future events and views as of the date of this Press Release. These forward-looking statements should not be relied upon as representing XCF Global’s assessments as of any date subsequent to the date of this Press Release. Accordingly, undue reliance should not be placed upon the forward-looking statements. While XCF Global may elect to update these forward-looking statements at some point in the future, XCF Global specifically disclaims any obligation to do so.

Although the business combination agreement is binding on the parties, it does not obligate the parties to consummate the proposed transaction. The consummation of the proposed transaction remains subject to the satisfaction or waiver of applicable closing conditions, and the business combination agreement may be terminated in accordance with its terms. There can be no assurance that the proposed transaction will be consummated on the terms described herein or at all. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are not guarantees of future performance or outcomes.

Any forward-looking statements speak only as of the date of this press release. XCF undertakes no obligation to update any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by law. Neither future distribution of this press release nor the continued availability of this press release in archive form on XCF’s website at www.xcf.global/investor-relations should be deemed to constitute an update or re-affirmation of these statements as of any future date.